Exhibit 10.16

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

WHEREAS Castex Energy, Inc., Castex Energy 1995, L.P., Browning Oil Company, Inc., Flare Resources Inc., J&S Oil and Gas, LLC, Kitty Hawk Energy, L.L.C. and Rabbit Island, L.P. (collectively, “Sellers” and Energy XXI Gulf Coast, Inc. (“Buyer”; and with Sellers, the “Parties”) did enter into that certain Purchase and Sale Agreement dated June 6, 2006, but effective June 1, 2006, as previously amended (collectively, the “Purchase and Sale Agreement”); and

WHEREAS it is the desire of the Parties to amend and clarify the Purchase and Sale Agreement, the form of Transition Agreement attached as Exhibit “W” to the Purchase and Sale Agreement (the “Transition Agreement”) and the form of Participation Agreement attached as Exhibit “Y” to the Purchase and Sale Agreement (the “Participation Agreement”) as set forth below and the rights and obligations of the Parties with respect thereto;

NOW, THEREFORE, in consideration of the mutual benefits and consideration set forth herein and other valuable cause and consideration, the Parties hereby agree as follows:

1. The Defect Deadline (as defined in Section 5.03(b) of the Purchase and Sale Agreement) is hereby extended to noon Houston Time on Thursday, July 13, 2006. Except for the Special Limited Warranty (as defined in Section 8.10(c) of the Purchase and Sale Agreement), Buyer waives all Defects (as defined in Section 5.03(a) of the Purchase and Sale Agreement) not identified in Buyer’s Defect Notice letter dated July 13, 2006 (which Sellers acknowledge was received before the Defect Deadline).

2. The time of the Closing (as defined in Section 7.01 of the Purchase and Sale Agreement) is hereby extended to Thursday, July 27, 2006 at 10:00 a.m.

3. The wire transfer referenced in Section 7.04(b)(1) of the Purchase and Sale Agreement shall be timely if made and confirmed at or before 2:00 P.M. Houston Time on Friday, July 28, 2006. Sellers’ obligations under Section 7.04(a) of the Purchase and Sale Agreement are conditioned upon (among other things as provided in the Purchase and Sale Agreement) the confirmation of Sellers’ receipt of such wire transfer at or before this same time.

4. The Parties acknowledge that a successor-in-interest of Castex Energy, Inc. and Castex Energy 1995, L.P. as to the leases at Lake Boudreaux listed in Part II of Exhibit A to the Purchase and Sale Agreement has not yet recorded certain assignments so that the public records may still reflect one or more of these Castex entities as owning in an interest in some or all of such leases. Accordingly, Exhibit H to the Purchase and Sale Agreement is hereby amended to add the following paragraph (j):

(j) the right, title and interest (if any) of Castex Inc. or Castex 1995 in and to those Property Instruments, ROWs, Wells, Equipment and Contracts described under Part II on Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E or any right, title or interest of Castex Inc. or Castex 1995 therein or in the property covered thereby or subject thereto.

5. Exhibit E to the Purchase and Sale Agreement is hereby replaced with Exhibit 2 attached hereto (which adds certain voluntary unit agreements and a JOA).

6. The percentage under the column “retained percentage” for the Sunrise Field in the table under item (g) of Exhibit H to the Purchase and Sale Agreement is amended to read 72.222222%. The percentage under the column “Applicable Percentage” for the Sunrise Field in the table under item (2) of Exhibit U to the Purchase and Sale Agreement is amended to read 27.777778%.

7. The various footnotes “*”in Exhibit J to the Purchase and Sale Agreement are each changed to reference Section 5.08(c) of the Purchase and Sale Agreement (instead of Section 3.09(c) or 5.09(c), which do not exist).

8. The form of Transition Agreement to be executed at the closing under the Purchase and Sale Agreement shall be amended to clarify and provide in Section 3(b) that the Operating Services (as defined therein) may also include without limitation the drilling, sidetracking, deepening, re-working, shutting-in and plugging of wells (whether existing or not yet spud) on or allocated (in whole or in part) to the Properties (as defined in the Transition Agreement).

9. It is the intent of the Parties that, between the Purchase and Sale Agreement and the Participation Agreement, Buyer be conveyed only an undivided one-half interest in the agreements listed on Exhibit “C” to the Participation Agreement. Accordingly, the form of Participation Agreement attached as Exhibit “Y” to the Purchase and Sale Agreement is hereby substituted with the form attached hereto as Exhibit 1.

10. All other terms and conditions of the Purchase and Sale Agreement and of the Participation Agreement remain as written and are incorporated herein by reference.

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IN WITNESS WHEREOF, each of Buyer and Sellers has executed this Second Amendment to Purchase and Sale Agreement in the presence of the undersigned competent witnesses on the date(s) specified in the attached acknowledgments but effective as of July 10, 2006.

SELLERS:

CASTEX ENERGY, INC.		CASTEX ENERGY 1995, L.P. By Castex Energy Inc., its general partner

By:	/s/ John R. Stoika	By:	/s/ John R. Stoika
	John R. Stoika, President		John R. Stoika, President

BROWNING OIL COMPANY, INC., FLARE RESOURCES INC., J&S OIL AND GAS, LLC and KITTY HAWK ENERGY, L.L.C. By Castex Energy, Inc., their agent-in-fact		RABBIT ISLAND, L.P. By Castex Energy Inc., its general partner

By:	/s/ John R. Stoika	By:	/s/ John R. Stoika
	John R. Stoika, President		John R. Stoika, President

Witnesses to all signatures above:

/s/ L. Holeman	/s/ Whitney B. King
Name printed: L. Holeman	Name printed: Whitney B. King

BUYER:

Witnesses to Buyer’s signature:		ENERGY XXI GULF COAST, INC.

/s/ Glynn P. Broussard	By:	/s/ J. Granger Anderson III
Name printed: Glynn P. Broussard		J. Granger Anderson III Vice President, Land
/s/ Amy McCall
Name printed: Amy McCall

Acknowledgments

STATE OF TEXAS

COUNTY OF HARRIS

Before me, the undersigned Notary Public in and for the jurisdiction listed above, appeared John R. Stoika, who, upon being duly sworn by me, did state that he is the duly authorized President of Castex Energy, Inc., a Texas corporation that is general partner of Castex Energy 1995, L.P., a Texas limited partnership, and Rabbit Island, L.P., a Texas limited partnership, and also is agent and attorney-in-fact of Browning Oil Company, Inc., a Texas corporation; Flare Resources Inc., a Texas corporation; J&S Oil and Gas, LLC, a Texas limited liability company; and Kitty Hawk Energy, L.L.C., a Louisiana limited liability company, and did sign the foregoing instrument on behalf of each such entity as the free act and deed of each such entity for the purpose and consideration therein stated.

GIVEN MY HAND AND SEAL OF OFFICE this 18th day of July 2006 in the aforesaid jurisdiction.

/s/ Robbie Van	[SEAL]
Notary Public in and for State of Texas	ROBBIE VAN
Full name printed:_____________________________________	NOTARY PUBLIC
Notarial commission number ____________________________	STATE OF TEXAS EXPIRES
My commission expires ________________________________	06-18-2008

STATE OF TEXAS

COUNTY OF HARRIS

Before me, the undersigned Notary Public in and for the jurisdiction listed above, appeared J. Granger Anderson, III, who, upon being duly sworn by me, did state that he is the duly authorized Vice President of Land of Energy XXI Gulf Coast, Inc., a Delaware corporation, and did sign the foregoing instrument on behalf of said corporation as the free act and deed of said corporation for the purpose and consideration therein stated.

GIVEN MY HAND AND SEAL OF OFFICE this 19th day of July 2006 in the aforesaid jurisdiction.

/s/ Kari A. Hlavinka
Notary Public in and for State of Texas
Full name printed: Kari A. Hlavinka
Notarial commission number ____________________________
My commission expires October 23, 2008

[SEAL]